Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. §1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Anthemis Digital Acquisitions I Corp, a Cayman Islands exempted company (the “Company”), does hereby certify, to such officer’s knowledge, that:

(i) The Company’s Annual Report on Form 10-K for the period ended December 31, 2022 (the “Periodic Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) Information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2023	By:	/s/ Mei Lim
Mei Lim
Chief Financial Officer
(Principal financial officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.